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LCI INDUSTRIES

lippertcomponents.com


passionate about
winning
team play with trust
honesty • integrity • candor
caring about
people
positive
attitude
LCI INDUSTRIES



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Forward-Looking Statements

- This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s Common Stock and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization and impact of efficiency improvements and cost reductions, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and in the Company’s subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

LCI INDUSTRIES

Management Team



JASON LIPPERT, CEO
20+ years with LCI Industries



SCOTT MERENESS, PRESIDENT
20+ years with LCI Industries



BRIAN HALL, CFO

- **Average tenure of LCI's members of senior management is 14+ years with the company**

Financial Performance



Net Sales
OEM net sales(1)
Aftermarket net sales(1)
EBITDA(2)
EBITDA
Net Sales and EBITDA (in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$300
$250
$200
$150
$100
$50
$0
$573
$542
$31
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,610
$1,483
$127
2010
2011
2012
2013
2014
2015
LTM 9/16

(1) Prior to Q2 2016 the Company had two reportable segments, Recreational Vehicles (RV) and Manufactured Housing (MH). During Q2 2016 the Company changed to OEM and Aftermarket segments to reflect its strategic focus to achieve growth in those segments.

(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	2015	LTM 9/16
OEM Towable	$427	$503	$660	$725	$836	$932	$1,043
Year over year growth		18%	31%	10%	15%	11%	14%
OEM Adjacent Industries	96	129	171	197	208	268	312
Year over year growth		34%	32%	15%	6%	29%	24%
Aftermarket	31	30	35	39	64	103	127
Year over year growth		-3%	18%	11%	63%	62%	31%
OEM Motorhome	17	16	30	48	70	87	108
Year over year growth		-4%	86%	59%	47%	23%	30%
International	2	3	5	7	11	14	20
Year over year growth		50%	67%	40%	57%	27%	54%
Total	$573	$681	$901	$1,016	$1,191	$1,403	$1,610
Year over year growth		19%	32%	13%	17%	18%	19%

- LTM 2016 percentage growth is compared to LTM 2015.
- Prior periods have been recast to conform to the Company's new reportable segments.

LCI INDUSTRIES

Non-OEM Towable RV Net Sales



$567
$600
$500
$400
$300
$200
$100
$0
($ in millions)
CAGR
$20
$108
32%
$127
23%
$312
19%
$146
$17
$31
$96
2010
LTM 9/16
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

LCI INDUSTRIES

Sales for the year ended December 31, 2010 compared to the last twelve months ended September 30, 2016. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 65% of consolidated net sales, respectively.

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$1,615
$1,515
$1,415
$1,315
$1,215
$1,115
$1,015
2013
2014
2015
LTM 9/16
(d)
Acquisitions ($154M, 26%) (a)
Organic ($178M, 30%) (b)
Industry ($262M, 44%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases and new product sales.
c) Industry growth represents the increase in industry-wide RV wholesale shipments.
d) Proforma impact of acquisitions completed in 2016, assuming each of these had been completed at the beginning of the period ended September 30, 2016.

LCI INDUSTRIES

OEM and Aftermarket Industries

LCI INDUSTRIES

RVs - Industry Wholesale Shipments

(Compared to LCI's Performance)

Industry Units

Approximately 71% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs

OEM RV Net Sales



(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001: 257 (157, 51, 49) $108
2002: 311 (196, 55, 60) $171
2003: 321 (214, 45, 62) $220
2004: 370 (254, 43, 73) $348
2005: 384 (281, 42, 61) $448
2006: 391 (293, 42, 56) $509
2007: 353 (262, 55) $492
2008: 237 (185, 24, 28) $368
2009: 166 (138, 15, 13) $313
2010: 242 (199, 18, 25) $445
2011: 252 (213, 14, 25) $520
2012: 286 (243, 15, 28) $692
2013: 321 (268, 15, 38) $776
2014: 357 (299, 14, 44) $912
2015: 374 (314, 13, 47) $1,025
LTM 9/16: 413 (347, 13, 53) $1,161
2017 P: 438 (370, 13, 55)

- Projections for 2017 are the latest published by the RVIA (Winter 2016).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

LCI INDUSTRIES

RV Wholesale Shipments


RV Shipments
Thousands of Units
450
400
350
300
250
200
150
100
50
-
1990
1995
2000
2005
2010
2015


RV Shipments vs Federal Interest Rate
Thousands of Units
450
400
350
300
250
200
150
100
50
-
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1990
1995
2000
2005
2010
2015


RV Shipments Annual Change
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1990
1995
2000
2005
2010
2015


RV Shipments
vs Consumer Confidence
Thousands of Units
450
400
350
300
250
200
150
100
50
-
150
125
100
75
50
25
0
1990
1995
2000
2005
2010
2015

Charts updated up through September 2016.

LCI INDUSTRIES


FURRION ELECTRONICS
FURNITURE
FURRION APPLIANCES
SHOWERS & SINKS
AWNINGS
MATTRESSES
ELECTRONICS
WINDOWS
DOORS
SLIDE-OUT MECHANISMS
AXLES
STEPS
CHASSIS
BAGGAGE DOORS
LEVELING
SUSPENSION ENHANCEMENTS

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



LCI INDUSTRIES

RV Market

Towable RVs

(Approximately 71% of LCI's OEM Segment net sales)



87% of industry 2015 unit sales

59% of 2015 wholesale dollar sales, or $9.7 billion
Retail cost $4,000 to $100,000+ per unit.
Average about $30,000

Motorhomes

(Approximately 7% of LCI's OEM Segment net sales)



13% of industry 2015 unit sales

41% of 2015 wholesale dollar sales, or $6.8 billion
Retail cost $41,000 to $400,000+ per unit.
Average about $145,000

LCI INDUSTRIES

Camping Industry

Statistics provided by Kampgrounds of America ("KOA"), 2016.



44%
Active Campers
46.6 million*



59%
Tent Campers
27.5 million



22%
RV Campers
10.3 million



18%
Cabin Campers
8.4 million

60%
Camp Every Year
28.6 million

10%
Camp Every Other Year
4.8 million

30%
Camp Occasionally
14.0 million

LCI INDUSTRIES

* Estimates based on 106 million households. All other (1%) 0.5 million.

Why We are Optimistic



More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four



Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market



Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, “greener”, & family oriented vacations

LCI INDUSTRIES

RV Industry Trends



Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Units
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
185
226
138
164
199
186
213
206
243
223
268
251
299
277
314
317
239
267
272
293
2008
2009
2010
2011
2012
2013
2014
2015
YTD 9/15
YTD 9/16
Estimated Dealer Inventory Change
(41)
(26)
13
7
20
17
22
(3)
(28)
(21)

- Cumulative dealer inventory change from 2007 to 2015 is estimated to be a net reduction of (8), which indicates dealer inventories are still below pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

LCI INDUSTRIES

Number of U.S. Households that Own an RV
(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

LCI INDUSTRIES

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

International RV Markets


INFO
LMC
Meine Welt
LEGO

Research and Development

Focus on innovation

- Invested over $8 million in 2015
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D team



LCI INDUSTRIES

Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is nearly double the size of the new RV market each year
- Countercyclical
- Higher margins



OEM Specialty Vehicle / Adjacent Markets

Marine	Bus	Heavy Truck	Fleet	Cargo
				

New Products & Acquisitions

- **Acquire Amerimax:** Additional RV towable entry doors
- **Introduce RV Awnings**
- **Acquire Midstates:** Adding Tool & Die and automation capabilities
- **Acquire Fortress:** Expanding specialized RV chassis
- **Acquire Innovative Design Solutions:** Electronic control systems
- **Acquire Star Design:** Expanding plastic thermoforming
- **Acquire Power Gear:** Motion solutions for the RV industry
- **Acquire Duncan Systems:** Aftermarket windshield and window
- **Acquire EA Technologies:** Metal fabrication and coating technologies
- **Acquire Spectal:** Expanding windows for buses and specialty vehicles
- **Furrion Supply Agreement:** Exclusive distribution rights of Furrion products
- **Acquire Signature Seating:** Adding furniture for pontoon boats
- **Acquire Highwater Marine Furniture:** Expanding furniture for pontoon boats
- **Acquire Flair Furniture:** Expanding furniture for RVs
- **Acquire Project 2000:** Europe footprint, expanding bed-lifts
- **Acquire Atwood Seating and Chassis:** Expanding furniture and chassis components

2012 2013 2014 2015 2016

2015 – 2016 Acquisitions[1]

($ in millions)	Purchase Price	Historical Sales	Description
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-deposition ('e-coat') and power coating services
Spectal[2]	22.3	25	Manufacturer of bus windows and doors
Signature Seating[2]	16.0	16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[2]	18.8	12	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Atwood Seating & Chassis[2]	12.5	32	RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group
Total	$ 96.9	$147	

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $35 million in net sales for the LTM ended June 30, 2016.
(2) Plus contingent consideration payable based on future sales.

LCI INDUSTRIES

Acquisition Discipline and History

- Have made nearly 40 acquisitions over the past 16 years
- We are experienced at successfully integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger businesses
- 6 out of last 11 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

LCI INDUSTRIES

Expanding Our Growth Potential[1]


Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
Furrion(2)
260
235
125
120
720
$3.4B
465
400
Axles
Aftermarket
175
115
775
Doors, Windows, Mattresses and Furniture
Marine Furniture
International
RV Content $1,460
Adjacent $690

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

(2) Furrion includes products to be released during 2016 and 2017.

LCI INDUSTRIES

Content Per New Towable RV

- Approximately 71% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV
- In 2016, Travel Trailer unit volume is up 14% y/y due in part to an increase of entry-level units
- Growth in RV "features" drives content increases



2001-2015 average content increase = $165 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$2,952
$3,025
$171 Increase
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM '15
LTM '16

At industry production levels for the 12 months ended December 2015, each $100 increase in content adds approximately $35 million in sales for LCI.

LCI INDUSTRIES

Content Per New Motorhome RV

- Approximately 7% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV



2004-2015 average content increase = $162 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$1,807
$1,957
$330 Increase
$208 Increase
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM '15
LTM '16

At industry production levels for the 12 months ended December 2015, each $100 increase in content adds approximately $5 million in sales for LCI.

LCI INDUSTRIES

Supplemental Schedules

Operating Results

Three Months Ended September 30

Financial Performance

($ in millions, except EPS)	2016	2015	Change
Net Sales	$ 412.4	$ 345.3	19%
Operating Profit	$ 45.1	$ 27.2	66%
% of Sales	10.9%	7.9%	
Net Income	$ 29.8	$ 17.3	73%
Diluted EPS	$ 1.19	$ 0.70	70%

LCI INDUSTRIES

Operating Results

Nine Months Ended September 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2016	2015	Change
Net Sales	$ 1,276.0	$ 1,068.8	19%
Operating Profit	$ 160.3	$ 92.6	73%
% of Sales	12.6%	8.7%	
Net Income	$ 103.4	$ 58.2	78%
Diluted EPS	$ 4.15	$ 2.36	76%

LCI INDUSTRIES

Results By Segment

Three Months Ended September 30

FINANCIAL PERFORMANCE

($ in millions)	2016	2015	Change
Net Sales:			
OEM Segment	$ 375.9	$ 315.2	19%
Aftermarket Segment	36.5	30.1	21%
Operating Profit:			
OEM Segment	39.0	22.5	74%
Aftermarket Segment	6.1	4.7	30%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	10.4%	7.1%	
Aftermarket Segment	16.8%	15.6%	

LCI INDUSTRIES

Results By Segment

Nine Months Ended September 30

Financial Performance

($ in millions)	2016	2015	Change
Net Sales:			
OEM Segment	$1,175.5	$ 991.9	19%
Aftermarket Segment	100.5	76.9	31%
Operating Profit:			
OEM Segment	144.1	81.7	76%
Aftermarket Segment	16.2	11.0	47%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	12.3%	8.2%	
Aftermarket Segment	16.1%	14.3%	

LCI INDUSTRIES

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10[(1)]	10[(1)]	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)[(2)]	107
12/31/15	50	12	(38)[(3)]	41
09/30/16	50	95	45[(4)]	37

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $48 million.

(4) On June 17, April 15 and September 2, 2016, the Company paid dividends of $0.30 per share of the Company's Common Stock, or an aggregate of $22 million in total.

Cash Flow

($ in millions)

Financial Performance

Significant use of cash items since December 31, 2009	
Acquisitions (24) [1]	$ 296
Capital expenditures	192
Dividends	195
Stock repurchases	2
Total	**$ 685**

LCI INDUSTRIES

(1) Includes 2016 YTD acquisitions totaling $49.4 million, which includes Atwood Seating and Chassis acquired in October 2016

Cash Flow


Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$5
$63
$65
$22
$10
$42
$33
$74
$50
$37
$24
$78
$1
$32
$73
$45
$85
$5
$83
$33
$47
$149
$107
$107
$42
$118
$41
$95
$29
$48
$164
$81
$37
$22
$22
2009
2010
2011
2012
2013 (1)
2014
2015
YTD 9/16

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Q3 2016
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 623	$ 775
Total Debt	-	-	-	16	50	50
Cash & Investments	7	10	66	-	12	95
Stockholders' Equity	277	284[3]	314[4]	395	439[5]	531[6]
Days Sales in A/R[1]	17 days	14 days	16 days	15 days	14 days	19 days
Inventory Turns[2]	6.2 turns	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.3 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.
(6) After cash dividends of $0.30 per share, paid in April, June and September 2016, totaling $22 million.

LCI INDUSTRIES

Financial Strength

Financial Performance

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	09/30/16
Return on Equity	11%	13%	16%	17%	18%	25%
Return on Assets	9%	10%	12%	12%	12%	17%
Return on Invested Capital[1]	20%	22%	28%	26%	25%	38%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.11	0.09
Total Debt to EBITDA[2]	0.00	0.00	0.00	0.12	0.32	0.22

LCI INDUSTRIES

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

Reconciliation of Net Income to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	2015	LTM 9/16
Net Income	$ 30.1	$ 37.3	$ 50.1	$ 62.3	$ 74.3	$ 119.5
Income Taxes	18.2	20.5	27.8	32.8	40.0	62.6
Interest Expense	0.3	0.3	0.4	0.4	1.9	1.8
Depreciation & Amortization	20.5	25.7	27.5	32.6	41.6	44.7
EBITDA	69.1	83.8	105.8	128.1	157.8	228.6
Capital Expenditures	24.3	32.0	32.6	42.5	29.0	29.1

LCI INDUSTRIES

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	2015	LTM 9/16
Segment Net Sales:						
OEM	$ 651.4	$ 865.9	$ 976.5	$ 1,127.0	$ 1,300.1	$ 1,483.6
Aftermarket	29.7	35.2	39.1	63.8	103.0	126.6
Total Net Sales	$ 681.2	$ 901.1	$ 1,015.6	$ 1,190.8	$ 1,403.1	$ 1,610.2
Segment Operating Profit:						
OEM	$ 47.2	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 167.6
Aftermarket	1.3	3.5	5.5	8.7	14.8	20.0
Total Segment Operating Profit	48.5	59.6	80.2	97.4	120.0	187.6
Severance	-	-	-	-	(3.7)	(3.7)
Sale of extrusion assets	-	-	-	(1.9)	-	-
Executive Succession	-	(1.5)	(1.9)	-	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 183.9

LCI INDUSTRIES

Stock Price History

- LCI Industries has 24.7 million shares outstanding and a market capitalization of approximately $2.7 billion as of December 31, 2016



$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

LCI INDUSTRIES

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206

LCI Industries
Industry Statistics Summary
TOWABLE RECREATIONAL VEHICLES (RV)

TOWABLES (1)	Wholesale Units (3)					Retail Units (4) (5)					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-14	22,700	28%	298,900	12%	298,900	10,187	28%	277,345	11%	277,345	12,513	21,555	21,555
Jan-15	23,800	13%	23,800	13%	301,600	12,446	22%	12,446	22%	279,621	11,354	11,354	21,979
Feb-15	27,000	3%	50,800	8%	302,500	15,799	15%	28,245	18%	281,698	11,201	22,555	20,802
Mar-15	31,000	10%	81,800	8%	305,300	26,673	20%	54,918	19%	286,085	4,327	26,882	19,215
Apr-15	32,500	15%	114,300	10%	309,500	34,694	17%	89,612	18%	291,060	(2,194)	24,688	18,440
May-15	27,900	-5%	142,200	7%	307,900	38,822	8%	128,434	15%	294,015	(10,922)	13,766	13,885
Jun-15	28,500	2%	170,700	6%	308,500	39,291	13%	167,725	15%	298,635	(10,791)	2,975	9,865
Jul-15	23,000	-3%	193,700	5%	307,800	37,423	10%	205,148	14%	302,104	(14,423)	(11,448)	5,696
Aug-15	22,500	5%	216,200	5%	308,900	33,703	14%	238,851	14%	306,190	(11,203)	(22,651)	2,710
Sep-15	23,200	14%	239,400	6%	311,700	28,383	16%	267,234	14%	310,145	(5,183)	(27,834)	1,555
Oct-15	28,500	4%	267,900	5%	312,800	23,004	15%	290,238	14%	313,177	5,496	(22,338)	(377)
Nov-15	**23,200**	**5%**	**291,100**	**5%**	**313,800**	**14,976**	**17%**	**305,214**	**14%**	**315,401**	**8,224**	**(14,114)**	**(1,601)**
Dec-15	23,300	3%	314,400	5%	314,400	11,901	17%	317,115	14%	317,115	11,399	(2,715)	(2,715)
Jan-16	26,200	10%	26,200	10%	316,800	13,393	8%	13,393	8%	318,062	12,807	12,807	(1,262)
Feb-16	30,100	11%	56,300	11%	319,900	18,266	16%	31,659	12%	320,529	11,834	24,641	(629)
Mar-16	34,500	11%	90,800	11%	323,400	31,112	17%	62,771	14%	324,968	3,388	28,029	(1,568)
Apr-16	33,700	4%	124,500	9%	324,600	37,716	9%	100,487	12%	327,990	(4,016)	24,013	(3,390)
May-16	31,700	14%	156,200	10%	328,400	41,743	8%	142,230	11%	330,911	(10,043)	13,970	(2,511)
Jun-16	33,800	19%	190,000	11%	333,700	42,909	9%	185,139	10%	334,529	(9,109)	4,861	(829)
Jul-16	24,000	4%	214,000	10%	334,700	40,405	8%	225,544	10%	337,511	(16,405)	(11,544)	(2,811)
Aug-16	30,200	34%	244,200	13%	342,400	37,093	10%	262,637	10%	340,901	(6,893)	(18,437)	1,499
Sep-16	28,200	22%	272,400	14%	347,400	30,543	8%	293,180	10%	343,061	(2,343)	(20,780)	4,339
Oct-16	32,800	15%	305,200	14%	351,700	25,769	12%	318,949	10%	345,826	7,031	(13,749)	5,874
Nov-16	**29,600**	**28%**	**334,800**	**15%**	**358,100**	**17,111**	**14%**	**336,060**	**10%**	**347,961**	**12,489**	**(1,260)**	**10,139**
Cumulative '07 - LTM 11/16													2,096
LTM 11/16			358,100	14%				347,961	10%				10,139
2015			314,400	5%				317,115	14%				(2,715)
2014			298,900	12%				277,345	11%				21,555
2013			268,000	10%				250,785	13%				17,215
2012			242,900	14%				222,777	8%				20,123
2011			212,900	7%				205,961	11%				6,939
2010			199,200	44%				186,010	13%				13,190
2009			138,300	-25%				164,254	-27%				(25,954)
2008			185,100	-29%				226,387	-19%				(41,287)
2007			261,700	-10%				278,809	4%				(17,109)

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI Industries
Industry Statistics Summary
MOTORIZED RECREATIONAL VEHICLES (RV)

MOTORIZED (2)	Wholesale Units (3)					Retail Units (4)					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-14	2,900	0%	43,900	15%	43,900	1,840	29%	36,477	16%	36,477	1,060	7,423	7,423
Jan-15	3,700	12%	3,700	12%	44,300	2,138	8%	2,138	8%	36,628	1,562	1,562	7,672
Feb-15	4,100	11%	7,800	11%	44,700	2,591	14%	4,729	11%	36,951	1,509	3,071	7,749
Mar-15	4,100	0%	11,900	7%	44,700	3,858	15%	8,587	13%	37,450	242	3,313	7,250
Apr-15	4,500	10%	16,400	8%	45,100	4,696	16%	13,283	14%	38,091	(196)	3,117	7,009
May-15	4,400	-2%	20,800	6%	45,000	4,465	16%	17,748	14%	38,696	(65)	3,052	6,304
Jun-15	3,900	8%	24,700	6%	45,300	4,461	18%	22,209	15%	39,364	(561)	2,491	5,936
Jul-15	3,200	0%	27,900	5%	45,300	4,189	16%	26,398	15%	39,946	(989)	1,502	5,354
Aug-15	3,900	-3%	31,800	4%	45,200	3,779	16%	30,177	15%	40,463	121	1,623	4,737
Sep-15	4,100	17%	35,900	6%	45,800	3,588	13%	33,765	15%	40,873	512	2,135	4,927
Oct-15	4,200	8%	40,100	6%	46,100	3,326	13%	37,091	15%	41,258	874	3,009	4,842
Nov-15	**3,400**	**10%**	**43,500**	**6%**	**46,400**	**2,722**	**17%**	**39,813**	**15%**	**41,653**	**678**	**3,687**	**4,747**
Dec-15	3,800	31%	47,300	8%	47,300	2,207	20%	42,020	15%	42,020	1,593	5,280	5,280
Jan-16	4,300	16%	4,300	16%	47,900	2,436	14%	2,436	14%	42,318	1,864	1,864	5,582
Feb-16	4,800	17%	9,100	17%	48,600	2,854	10%	5,290	12%	42,581	1,946	3,810	6,019
Mar-16	4,900	20%	14,000	18%	49,400	4,264	11%	9,554	11%	42,987	636	4,446	6,413
Apr-16	5,100	13%	19,100	16%	50,000	4,996	6%	14,550	10%	43,287	104	4,550	6,713
May-16	4,800	9%	23,900	15%	50,400	4,934	11%	19,484	10%	43,756	(134)	4,416	6,644
Jun-16	4,900	26%	28,800	17%	51,400	4,816	8%	24,300	9%	44,111	84	4,500	7,289
Jul-16	3,500	9%	32,300	16%	51,700	4,598	10%	28,898	9%	44,520	(1,098)	3,402	7,180
Aug-16	4,800	23%	37,100	17%	52,600	4,363	15%	33,261	10%	45,104	437	3,839	7,496
Sep-16	4,500	10%	41,600	16%	53,000	4,219	18%	37,480	11%	45,735	281	4,120	7,265
Oct-16	4,700	12%	46,300	15%	53,500	3,813	15%	41,293	11%	46,222	887	5,007	7,278
Nov-16	**4,300**	**26%**	**50,600**	**16%**	**54,400**	**2,742**	**1%**	**44,035**	**11%**	**46,242**	**1,558**	**6,565**	**8,158**
Cumulative '07 - LTM 11/16													29,774
LTM 11/16			54,400	17%				46,242	11%				8,158
2015			47,300	8%				42,020	15%				5,280
2014			43,900	15%				36,477	16%				7,423
2013			38,300	36%				31,519	31%				6,781
2012			28,200	14%				23,979	6%				4,221
2011			24,800	-2%				22,525	1%				2,275
2010			25,200	91%				22,389	8%				2,811
2009			13,200	-53%				20,801	-35%				(7,601)
2008			28,300	-49%				32,239	-37%				(3,939)
2007			55,400	-1%				51,035	-4%				4,365

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

Market Shift

Share of new light-vehicle buyers by age


50%
40
30
20
10
0
Birth years
1946-1964
1977-1994
1965-1976
Before 1945
1995-2014
2010
'11
'12
'13
'14
'15*

*Through Nov.

Source: J.D. Power

THE WALL STREET JOURNAL.